Exhibit 10.63

AMENDMENT NO. 1 TO COLLATERAL AGREEMENT

This AMENDMENT NO. 1 TO COLLATERAL AGREEMENT, dated as of July 6, 2018 (this “Amendment”), is entered into by and between VIVUS, Inc., a Delaware corporation (“Issuer”), U.S. Bank National Association, as Trustee (“Trustee”) and U.S. Bank National Association, as Collateral Agent (“Collateral Agent”).

WHEREAS, the Issuer, Trustee and Collateral Agent are parties to that certain Collateral Agreement, dated as of June 8, 2018 (the “Collateral Agreement”); and

WHEREAS, the parties thereto desire to amend the Collateral Agreement pursuant to Section 8.21 thereof on the terms set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendments to Collateral Agreement.

a.	Amendment to Schedule 4.13. Paragraph 1 of Schedule 4.13 of the Collateral Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“The Issuer shall, no later than July 31, 2018, (a) enter into an Account Control Agreement in form and substance satisfactory to the Majority Holders with respect to each of the accounts disclosed in Section 9 of the Issuer’s Perfection Certificate delivered on or prior to the Effective Date or (b) move any such account to another financial institution approved by the Majority Holders and ensure that such replacement bank account is subject to the “control” (as defined in Article 9 of the UCC) of the Collateral Agent pursuant to an Account Control Agreement in form and substance satisfactory to the Majority Holders.

2.	Miscellaneous.

a.

Ratification of Collateral Agreement.  Except as expressly amended and modified by this Amendment, the Collateral Agreement, including the exhibits and schedules thereto, is and shall remain unchanged and in full force and effect in accordance with its terms.

b.	Other Miscellaneous Terms. The provisions of Sections 8.15, 8.16 and 8.20 of the Collateral Agreement shall apply mutatis mutandis to this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

VIVUS, INC.

By:/s/ Mark Oki

Name:Mark Oki

Title:Chief Financial Officer

{Signature Page to Amendment No. 1 to Collateral Agreement}

U.S. BANK NATIONAL ASSOCIATION

as Trustee

By:/s/ Alison D.B. Nadeau

Name:Alison D.B. Nadeau

Title:Vice President

U.S. BANK NATIONAL ASSOCIATION

as Collateral Agent

By:/s/ Alison D.B. Nadeau

Name:Alison D.B. Nadeau

Title:Vice President

{Signature Page to Amendment No. 1 to Collateral Agreement}